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Exhibit 10.1

INDEPENDENT AUDITORS' CONSENT

        We hereby consent to the incorporation by reference in Registration Statement (333-65454) on Form F-3 of Petróleos de Venezuela, S.A. and PDVSA Finance Ltd. of our report dated March 8, 2002 relating to the consolidated financial statements of Petróleos de Venezuela, S.A. as of December 31, 2001 and 2000 and for the years then ended, which report appears in the December 31, 2001 annual report on Form 20-F.

KPMG Alcaraz Cabrera Vázquez

/s/ Gustavo González Brache
Gustavo González Brache
Public Accountant
C.P.C. No. 476

Caracas, Venezuela
June 13, 2002

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  Exhibit 10.1
INDEPENDENT AUDITORS' CONSENT